Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	35,811				35,811	34,396	35,090	39,643	38,270	147,399
Equity in earnings of affiliates	528				528	611	563	562	281	2,017
Net gain (loss) on dispositions	—				—	34	(12)	102	(9)	115
Other income**	97				97	48	99	15	197	359
Total Revenues and Other Income	36,436				36,436	35,089	35,740	40,322	38,739	149,890

Costs and Expenses
Purchased crude oil and products	32,386				32,386	29,341	30,571	34,330	33,844	128,086
Operating expenses	1,452				1,452	1,578	1,384	1,633	1,559	6,154
Selling, general and administrative expenses	557				557	605	593	669	658	2,525
Depreciation and amortization	504				504	476	495	488	518	1,977
Impairments	165				165	8	4	3	9	24
Taxes other than income taxes	165				165	207	174	171	155	707
Accretion on discounted liabilities	9				9	6	7	6	10	29
Interest and debt expense	227				227	192	266	221	218	897
Foreign currency transaction (gains) losses	7				7	25	2	(12)	7	22
Total Costs and Expenses	35,472				35,472	32,438	33,496	37,509	36,978	140,421
Income before income taxes	964				964	2,651	2,244	2,813	1,761	9,469
Income tax expense	203				203	574	510	670	476	2,230
Net Income	761				761	2,077	1,734	2,143	1,285	7,239
Less: net income attributable to noncontrolling interests*	13				13	116	37	46	25	224
Net Income Attributable to Phillips 66*	748				748	1,961	1,697	2,097	1,260	7,015

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.74				1.74	4.21	3.73	4.72	2.87	15.56
Diluted	1.73				1.73	4.20	3.72	4.69	2.86	15.48

Weighted-Average Common Shares Outstanding (thousands)
Basic	428,959				428,959	464,810	454,450	444,283	437,365	450,136
Diluted	431,906				431,906	467,034	456,168	447,258	440,575	453,210

Effective tax rate (%)	21.1%				21.1%	21.7%	22.7%	23.8%	27.0%	23.6%
Adjusted effective tax rate (%)	21.3%				21.3%	21.6%	22.4%	24.0%	22.6%	22.7%
* Refer to Change in Basis of Presentation discussion on page 14.
** Includes the unrealized investment loss on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	554				554	702	604	712	756	2,774
Chemicals	205				205	198	192	104	106	600
Refining	131				131	1,608	1,134	1,710	814	5,266
Marketing and Specialties	404				404	426	644	633	432	2,135
Corporate and Other	(330)				(330)	(283)	(330)	(346)	(347)	(1,306)
Income before income taxes	964				964	2,651	2,244	2,813	1,761	9,469
Less: income tax expense	203				203	574	510	670	476	2,230
Net Income	761				761	2,077	1,734	2,143	1,285	7,239
Less: net income attributable to noncontrolling interests	13				13	116	37	46	25	224
Net Income Attributable to Phillips 66	748				748	1,961	1,697	2,097	1,260	7,015
* Refer to Change in Basis of Presentation discussion on page 14.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	302				302	270	284	285	334	1,173
NGL and Other	306				306	420	357	293	423	1,493
NOVONIX**	5				5	(12)	(15)	(9)	(3)	(39)
Total Midstream	613				613	678	626	569	754	2,627
Chemicals	205				205	198	192	104	106	600
Refining
Atlantic Basin/Europe	80				80	142	149	444	160	895
Gulf Coast	111				111	705	257	342	348	1,652
Central Corridor	210				210	739	630	361	480	2,210
West Coast	(173)				(173)	22	112	593	(191)	536
Total Refining	228				228	1,608	1,148	1,740	797	5,293
Total Marketing and Specialties	345				345	426	644	633	432	2,135
Corporate and Other	(330)				(330)	(248)	(236)	(295)	(297)	(1,076)
Adjusted income before income taxes	1,061				1,061	2,662	2,374	2,751	1,792	9,579
Less: adjusted income tax expense	226				226	576	532	660	405	2,173
Adjusted Net Income*	835				835	2,086	1,842	2,091	1,387	7,406
Less: adjusted net income attributable to noncontrolling interests	13				13	121	76	21	25	243
Adjusted Net Income Attributable to Phillips 66	822				822	1,965	1,766	2,070	1,362	7,163
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Certain tax impacts	—				—	—	—	—	2	2
Net gain on asset disposition	—				—	36	—	101	—	137
Change in inventory method for acquired business	—				—	—	—	46	—	46
Impairments	(59)				(59)	—	—	—	—	—
DCP integration restructuring costs*	—				—	(12)	(22)	(4)	—	(38)
Total Midstream	(59)				(59)	24	(22)	143	2	147

Chemicals	—				—	—	—	—	—	—

Refining
Certain tax impacts	—				—	—	—	—	17	17
Net loss on asset disposition	—				—	—	(14)	—	—	(14)
Impairments	(104)				(104)	—	—	—	—	—
Legal accrual	—				—	—	—	(30)	—	(30)
Legal settlement	7				7	—	—	—	—	—
Total Refining	(97)				(97)	—	(14)	(30)	17	(27)

Marketing and Specialties
Legal settlement	59				59	—	—	—	—	—
Total Marketing and Specialties	59				59	—	—	—	—	—

Corporate and Other
Business transformation restructuring costs**	—				—	(35)	(41)	(51)	(50)	(177)
Loss on early redemption of DCP debt	—				—	—	(53)	—	—	(53)
Total Corporate and Other	—				—	(35)	(94)	(51)	(50)	(230)

Total Special Items (Pre-tax)	(97)				(97)	(11)	(130)	62	(31)	(110)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items***	(23)				(23)	(2)	(22)	10	(12)	(26)
Other tax impacts	—				—	—	—	—	83	83
Total Income Tax Expense (Benefit)	(23)				(23)	(2)	(22)	10	71	57

Less: Income (Loss) Attributable to Noncontrolling Interests
Loss on early redemption of DCP debt	—				—	—	(30)	—	—	(30)
Change in inventory method for acquired business	—				—	—	—	26	—	26
DCP integration restructuring costs*	—				—	(5)	(9)	(1)	—	(15)
Total Income (Loss) Attributable to Noncontrolling Interests	—				—	(5)	(39)	25	—	(19)

Total Phillips 66 Special Items (After-tax)	(74)				(74)	(4)	(69)	27	(102)	(148)

* Restructuring costs, related to the integration of DCP Midstream, primarily reflect severance costs and consulting fees. A portion of these costs are attributable to noncontrolling interests.
** Restructuring costs are related to Phillips 66’s multi-year business transformation efforts are primarily due to consulting fees. Additionally, fourth-quarter of 2022 included a held-for-sale asset impairment of $45 million.
*** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	(59)				(59)	36	—	101	—	137
NGL and Other	—				—	(12)	(22)	42	2	10
NOVONIX	—				—	—	—	—	—	—
Total Midstream	(59)				(59)	24	(22)	143	2	147

Refining
Atlantic Basin/Europe	—				—	—	—	—	15	15
Gulf Coast	7				7	—	(14)	—	2	(12)
Central Corridor	—				—	—	—	—	—	—
West Coast	(104)				(104)	—	—	(30)	—	(30)
Total Refining	(97)				(97)	—	(14)	(30)	17	(27)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	761				761	2,077	1,734	2,143	1,285	7,239
Depreciation and amortization	504				504	476	495	488	518	1,977
Impairments	165				165	8	4	3	9	24
Accretion on discounted liabilities	9				9	6	7	6	10	29
Deferred income taxes	(55)				(55)	146	119	408	167	840
Undistributed equity earnings	(180)				(180)	(242)	(324)	(201)	(55)	(822)
Loss on early redemption of debt	2				2	—	53	—	—	53
Net (gain) loss on dispositions	—				—	(34)	12	(102)	9	(115)
Unrealized investment (gain) loss*	(6)				(6)	11	15	8	4	38
Other	11				11	14	(115)	(354)	36	(419)
Net working capital changes	(1,447)				(1,447)	(1,263)	(1,045)	286	207	(1,815)
Net Cash Provided by (Used in) Operating Activities	(236)				(236)	1,199	955	2,685	2,190	7,029

Cash Flows From Investing Activities
Capital expenditures and investments	(628)				(628)	(378)	(551)	(855)	(634)	(2,418)
Return of investments in equity affiliates	41				41	60	59	40	42	201
Proceeds from asset dispositions	2				2	77	13	280	22	392
Collection of advances/loans—related parties	—				—	—	—	1	2	3
Other	(80)				(80)	(24)	47	49	(40)	32
Net Cash Used in Investing Activities	(665)				(665)	(265)	(432)	(485)	(608)	(1,790)

Cash Flows From Financing Activities
Issuance of debt	3,815				3,815	2,488	2,559	678	535	6,260
Repayment of debt	(3,013)				(3,013)	(1,223)	(1,236)	(1,166)	(627)	(4,252)
Issuance of common stock	50				50	10	2	91	20	123
Repurchase of common stock	(1,164)				(1,164)	(800)	(1,309)	(752)	(1,153)	(4,014)
Dividends paid on common stock	(448)				(448)	(486)	(474)	(465)	(457)	(1,882)
Distributions to noncontrolling interests	(13)				(13)	(58)	(67)	(15)	(23)	(163)
Repurchase of noncontrolling interests	—				—	—	(3,957)	—	(110)	(4,067)
Other	(73)				(73)	(48)	(11)	(28)	(10)	(97)
Net Cash Used in Financing Activities	(846)				(846)	(117)	(4,493)	(1,657)	(1,825)	(8,092)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(6)				(6)	15	34	(33)	27	43

Net Change in Cash and Cash Equivalents	(1,753)				(1,753)	832	(3,936)	510	(216)	(2,810)
Cash and cash equivalents at beginning of period	3,323				3,323	6,133	6,965	3,029	3,539	6,133
Cash and Cash Equivalents at End of Period	1,570				1,570	6,965	3,029	3,539	3,323	3,323
* Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	255				255	124	176	160	165	625
Chemicals	—				—	—	—	—	—	—
Refining	351				351	227	329	382	401	1,339
Marketing and Specialties	15				15	11	25	287	41	364
Corporate and Other	7				7	16	21	26	27	90
Consolidated Capital Expenditures and Investments	628				628	378	551	855	634	2,418

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments
CPChem (Chemicals)	201				201	142	377	254	236	1,009
WRB (Refining)	24				24	45	47	36	61	189
Selected Equity Affiliates	225				225	187	424	290	297	1,198

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation	243				243	306	284	386	334	1,310
NGL and Other	306				306	408	335	335	425	1,503
NOVONIX	5				5	(12)	(15)	(9)	(3)	(39)
Income before Income Taxes	554				554	702	604	712	756	2,774

Equity in Earnings of Affiliates
Transportation	136				136	125	130	131	141	527
NGL and Other	19				19	26	40	26	30	122
NOVONIX	—				—	—	—	—	—	—
Total	155				155	151	170	157	171	649

NOVONIX Investment
Unrealized Investment Gain (Loss)	6				6	(11)	(15)	(8)	(4)	(38)
Unrealized Foreign Currency Transaction Gain (Loss)	(1)				(1)	(1)	—	(1)	1	(1)
Change in Fair Value of NOVONIX Investment	5				5	(12)	(15)	(9)	(3)	(39)

Depreciation and Amortization*
Transportation	43				43	40	40	41	47	168
NGL and Other	186				186	184	194	190	187	755
NOVONIX	—				—	—	—	—	—	—
Total	229				229	224	234	231	234	923
* Excludes D&A of all non-consolidated affiliates.

Operating and SG&A Expenses*
Transportation	182				182	179	178	187	208	752
NGL and Other	334				334	371	373	429	365	1,538
NOVONIX	—				—	—	—	—	—	—
Total	516				516	550	551	616	573	2,290
* Excludes operating and SG&A expenses of all non-consolidated affiliates.

Transportation Volumes (MB/D)
Pipelines*	2,979				2,979	3,039	3,254	3,039	2,945	3,069
Terminals	3,109				3,109	3,203	3,149	3,167	3,464	3,246
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	679				679	660	738	703	743	711
NGL Production (MB/D)**	417				417	421	444	432	452	437
NGL Pipelines Throughput (MB/D)***	896				896	918	898	880	892	897
Wellhead Volume (Bcf/D)**	4.4				4.4	4.5	4.5	4.6	4.7	4.6
* Includes 100% of DCP Midstream Class A Segment from August 18, 2022, forward.
** Includes 100% of DCP Midstream Class A Segment.
*** Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills and DCP Southern Hills.

Market Indicator
Weighted-Average NGL Price ($/gal)*	0.70				0.70	0.74	0.61	0.67	0.65	0.67
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes	554				554	702	604	712	756	2,774
Plus:
Depreciation and amortization	229				229	224	234	231	234	923
EBITDA	783				783	926	838	943	990	3,697

Special Item Adjustments (pre-tax):
Certain tax impacts	—				—	—	—	—	(2)	(2)
Net gain on asset disposition	—				—	(36)	—	(101)	—	(137)
Change in inventory method for acquired business	—				—	—	—	(46)	—	(46)
Impairments	59				59	—	—	—	—	—
DCP integration restructuring costs	—				—	12	19	4	—	35
Total Special Item Adjustments (pre-tax)	59				59	(24)	19	(143)	(2)	(150)
Change in Fair Value of NOVONIX Investment*	(5)				(5)	12	15	9	3	39
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	837				837	914	872	809	991	3,586

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3				3	4	5	4	5	18
Proportional share of selected equity affiliates net interest	13				13	13	12	13	13	51
Proportional share of selected equity affiliates depreciation and amortization	38				38	41	39	39	37	156
Adjusted EBITDA attributable to noncontrolling interests	(35)				(35)	(226)	(168)	(47)	(51)	(492)
Adjusted EBITDA	856				856	746	760	818	995	3,319
* See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	243				243	306	284	386	334	1,310
Plus:
Depreciation and amortization	43				43	40	40	41	47	168
EBITDA	286				286	346	324	427	381	1,478

Special Item Adjustments (pre-tax):
Net gain on asset disposition	—				—	(36)	—	(101)	—	(137)
Impairments	59				59	—	—	—	—	—
EBITDA, Adjusted for Special Items	345				345	310	324	326	381	1,341

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3				3	4	5	4	5	18
Proportional share of selected equity affiliates net interest	13				13	13	12	13	13	51
Proportional share of selected equity affiliates depreciation and amortization	26				26	27	27	26	25	105
Adjusted EBITDA attributable to noncontrolling interests	(5)				(5)	(4)	(3)	(5)	(5)	(17)
Adjusted EBITDA	382				382	350	365	364	419	1,498

NGL and Other
Income before income taxes	306				306	408	335	335	425	1,503
Plus:
Depreciation and amortization	186				186	184	194	190	187	755
EBITDA	492				492	592	529	525	612	2,258

Special Item Adjustments (pre-tax):
Certain tax impacts	—				—	—	—	—	(2)	(2)
Change in inventory method for acquired business	—				—	—	—	(46)	—	(46)
DCP integration restructuring costs	—				—	12	19	4	—	35
EBITDA, Adjusted for Special Items	492				492	604	548	483	610	2,245

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—				—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	12				12	14	12	13	12	51
Adjusted EBITDA attributable to noncontrolling interests	(30)				(30)	(222)	(165)	(42)	(46)	(475)
Adjusted EBITDA	474				474	396	395	454	576	1,821

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	205				205	198	192	104	106	600

Equity in Earnings of Affiliate	201				201	195	189	101	101	586

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	402				402	390	377	202	204	1,173

Income before Income Taxes	413				413	401	389	217	214	1,221

Depreciation and Amortization	153				153	142	141	143	184	610

Net Interest Expense*	7				7	6	2	2	3	13
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	401				401	283	755	507	473	2,018
Return of Investments from Equity Companies	—				—	—	—	—	—	—

Olefins and Polyolefins Capacity Utilization (%)	96%				96%	94%	98%	99%	94%	96%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	24.1				24.1	26.0	22.7	24.3	24.6	24.4
HDPE Blow Molding, Domestic Spot (cents/lb)	42.7				42.7	45.8	45.2	43.2	42.9	44.3

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	11.7				11.7	14.6	12.1	16.5	12.9	14.0
HDPE Blow Molding, Total Cash Cost (cents/lb)	38.5				38.5	40.1	36.4	38.1	38.5	38.3

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	16.6				16.6	17.1	19.4	12.9	16.1	16.4
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	205				205	198	192	104	106	600
Plus:
None	—				—	—	—	—	—	—
EBITDA	205				205	198	192	104	106	600

Special Item Adjustments (pre-tax):
None	—				—	—	—	—	—	—
EBITDA, Adjusted for Special Items	205				205	198	192	104	106	600

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13				13	20	26	24	9	79
Proportional share of selected equity affiliates net interest	1				1	1	—	(1)	2	2
Proportional share of selected equity affiliates depreciation and amortization	106				106	102	101	103	126	432
Adjusted EBITDA	325				325	321	319	230	243	1,113

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	80				80	142	149	444	175	910
Gulf Coast	118				118	705	243	342	350	1,640
Central Corridor	210				210	739	630	361	480	2,210
West Coast	(277)				(277)	22	112	563	(191)	506
Income before Income Taxes	131				131	1,608	1,134	1,710	814	5,266

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	1.70				1.70	3.60	3.33	9.50	3.42	4.99
Gulf Coast	2.49				2.49	13.73	4.83	6.44	6.78	7.95
Central Corridor	8.20				8.20	28.42	23.02	14.89	19.08	21.50
West Coast	(11.24)				(11.24)	0.77	3.58	17.48	(6.65)	4.20
Worldwide	0.91				0.91	11.07	7.38	10.94	5.19	8.61

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	9.55				9.55	16.13	10.94	16.85	9.95	13.30
Gulf Coast	10.91				10.91	21.28	11.84	13.58	13.96	15.17
Central Corridor	13.27				13.27	26.86	22.62	18.05	23.45	22.67
West Coast	8.89				8.89	16.53	16.27	32.23	9.89	19.07
Worldwide	10.91				10.91	20.72	15.32	18.96	14.41	17.32
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(1)				(1)	(2)	(2)	(2)	(2)	(8)
Gulf Coast	1				1	1	—	1	—	2
Central Corridor	108				108	200	119	209	(83)	445
West Coast	—				—	—	—	—	—	—
Total	108				108	199	117	208	(85)	439

Depreciation and Amortization*
Atlantic Basin/Europe	52				52	50	52	52	53	207
Gulf Coast	61				61	60	60	61	62	243
Central Corridor	44				44	38	38	42	45	163
West Coast	57				57	54	55	53	64	226
Total	214				214	202	205	208	224	839
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	257				257	375	243	260	257	1,135
Gulf Coast	307				307	290	253	291	289	1,123
Central Corridor	167				167	187	174	240	213	814
West Coast	337				337	360	308	389	376	1,433
Total	1,068				1,068	1,212	978	1,180	1,135	4,505
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	19				19	124	38	21	12	195
Gulf Coast	83				83	56	23	28	19	126
Central Corridor	1				1	12	12	57	40	121
West Coast**	57				57	42	29	42	29	142
Total	160				160	234	102	148	100	584
* Excludes turnaround expense of all equity affiliates.
** 2024 includes first quarter turnaround costs of $36 million related to renewable fuels activity at Rodeo Renewable Energy Complex (RREC), previously known as the San Francisco Refinery (SFR) prior to March 1, 2024. 2023 includes third quarter and fourth quarter turnaround costs of $37 million and $14 million, respectively, related to renewable fuels activity at SFR.

Taxes Other than Income Taxes
Atlantic Basin/Europe	23				23	22	17	12	18	69
Gulf Coast	38				38	33	25	28	20	106
Central Corridor	28				28	25	26	23	20	94
West Coast	(3)				(3)	33	31	30	29	123
Total	86				86	113	99	93	87	392

Foreign Currency Gains (Losses) Pre-Tax	1				1	(21)	(1)	9	(6)	(19)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	108				108	199	117	208	(85)	439
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(331)				(331)	(428)	(335)	(416)	(167)	(1,346)
Equity affiliate-related expenses not included in Realized Refining Margins	(223)				(223)	(229)	(218)	(208)	(252)	(907)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Proportional Share of Certain* Equity Affiliate Operating and SG&A Expenses	181				181	190	182	168	194	734

Proportional Share of Certain* Equity Affiliate Turnaround Expense, included in Equity Affiliate Operating and SG&A Expenses	22				22	16	22	16	39	93
* Includes WRB Refining, LP (WRB) and Mineraloelraffinerie Oberrhein GmbH (MiRO).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes	131				131	1,608	1,134	1,710	814	5,266
Plus:
Depreciation and amortization	214				214	202	205	208	224	839
EBITDA	345				345	1,810	1,339	1,918	1,038	6,105

Special Item Adjustments (pre-tax):
Certain tax impacts	—				—	—	—	—	(17)	(17)
Net loss on asset disposition	—				—	—	14	—	—	14
Impairments	104				104	—	—	—	—	—
Legal accrual	—				—	—	—	30	—	30
Legal settlement	(7)				(7)	—	—	—	—	—
EBITDA, Adjusted for Special Items	442				442	1,810	1,353	1,948	1,021	6,132

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	1	—	—	1
Proportional share of selected equity affiliates net interest	(1)				(1)	1	(3)	(3)	(1)	(6)
Proportional share of selected equity affiliates depreciation and amortization	25				25	23	24	24	46	117
Adjusted EBITDA	466				466	1,834	1,375	1,969	1,066	6,244

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	472				472	443	464	492	518	479
Total Processed Inputs (MB/D)	516				516	438	492	509	557	499
Crude Oil Capacity Utilization (%)	88%				88%	82%	86%	92%	97%	89%
Clean Product Yield (%)	87%				87%	84%	85%	86%	86%	86%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	475				475	519	498	519	508	511
Total Processed Inputs (MB/D)	522				522	571	553	577	561	566
Crude Oil Capacity Utilization (%)	90%				90%	98%	94%	98%	96%	97%
Clean Product Yield (%)	76%				76%	77%	80%	80%	84%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	509				509	475	498	492	441	477
Total Processed Inputs (MB/D)	527				527	492	515	509	459	494
Crude Oil Capacity Utilization (%)	96%				96%	89%	94%	93%	83%	90%
Clean Product Yield (%)	90%				90%	89%	89%	87%	92%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast*
Crude Oil Charge Input (MB/D)	244				244	281	314	323	279	299
Total Processed Inputs (MB/D)	271				271	316	343	350	312	330
Crude Oil Capacity Utilization (%)	100%				100%	88%	98%	101%	94%	95%
Clean Product Yield (%)	83%				83%	86%	90%	89%	88%	88%
* See SFR Update on page 14.

Worldwide*—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,700				1,700	1,718	1,774	1,826	1,746	1,766
Total Processed Inputs (MB/D)	1,836				1,836	1,817	1,903	1,945	1,889	1,889
Crude Oil Capacity Utilization (%)	92%				92%	90%	93%	95%	92%	92%
Clean Product Yield (%)	84%				84%	83%	86%	85%	87%	85%
* See SFR Update on page 14.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	227				227	170	210	213	235	207
Distillates	206				206	187	198	214	232	208
Other	89				89	81	87	84	95	87
Total	522				522	438	495	511	562	502
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	193				193	222	230	246	240	234
Distillates	192				192	205	201	207	219	208
Other	141				141	153	131	134	108	132
Total	526				526	580	562	587	567	574

Central Corridor*
Gasoline	258				258	245	253	247	235	245
Distillates	212				212	191	202	196	185	194
Other	57				57	58	64	71	38	58
Total	527				527	494	519	514	458	497
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline*	126				126	165	175	182	154	169
Distillates*	99				99	106	133	127	119	121
Other	41				41	43	35	39	38	39
Total	266				266	314	343	348	311	329
* Gasoline production has not been presented related to SFR, effective January 1,2024. Distillate production has not been presented related to SFR or the RREC, effective January 1, 2024.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline*	804				804	802	868	888	864	855
Distillates*	709				709	689	734	744	755	731
Other	328				328	335	317	328	279	316
Total	1,841				1,841	1,826	1,919	1,960	1,898	1,902
* Gasoline production has not been presented related to SFR, effective January 1,2024. Distillate production has not been presented related to SFR or the RREC, effective January 1, 2024.

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	77.07				77.07	76.11	73.78	82.49	78.36	77.69
Brent	83.24				83.24	81.27	78.39	86.76	84.05	82.62
LLS	79.76				79.76	79.00	75.85	84.83	80.96	80.16
ANS	81.47				81.47	79.14	78.60	87.96	83.95	82.41
WTI less Maya	7.51				7.51	13.28	10.11	5.07	6.47	8.73
WTI less WCS (settlement differential)	19.33				19.33	24.77	15.06	12.89	21.88	18.65

Natural Gas ($/MMBtu)
Henry Hub	2.41				2.41	2.67	2.12	2.58	2.74	2.53

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	11.11				11.11	20.45	30.79	30.08	9.01	22.58
East Coast Distillate less Brent	30.47				30.47	42.42	24.62	40.76	36.76	36.14
Gulf Coast
Gulf Coast Gasoline less LLS	13.88				13.88	21.42	22.79	23.47	4.13	17.96
Gulf Coast Distillate less LLS	30.36				30.36	41.66	24.45	39.64	31.01	34.19
Central Corridor
Central Gasoline less WTI	12.91				12.91	26.02	31.35	32.51	8.82	24.67
Central Distillate less WTI	26.54				26.54	42.25	32.59	44.44	37.79	39.27
West Coast
West Coast Gasoline less ANS	26.77				26.77	35.35	37.20	50.81	19.89	35.81
West Coast Distillate less ANS	30.64				30.64	43.08	21.86	53.07	40.43	39.61

Composite Market Crack Spread ($/BBL)**	19.45				19.45	30.59	28.65	36.06	18.18	28.37

Renewable Volume Obligation (RVO) Cost in Crack ($/BBL)	3.68				3.68	8.20	7.69	7.42	4.77	7.02
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	404				404	426	644	633	432	2,135

Income before Income Taxes ($/BBL)
U.S.	1.38				1.38	1.79	2.45	2.60	1.09	1.97
International	5.08				5.08	4.93	5.67	4.14	4.73	4.87

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.60				1.60	2.30	2.88	3.03	1.62	2.45
International	6.92				6.92	6.45	7.28	5.27	5.00	6.00
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	290				290	211	244	269	318	1,042
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates	64				64	66	87	96	94	343

Depreciation and Amortization*	36				36	27	30	29	35	121
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*	333				333	321	340	376	362	1,399
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,111				1,111	1,021	1,131	1,136	1,218	1,127
Distillates	797				797	675	808	814	853	788
Other	18				18	—	—	—	—	—
Total	1,926				1,926	1,696	1,939	1,950	2,071	1,915

International Marketing
Gasoline	85				85	90	94	88	91	91
Distillates	173				173	173	167	170	165	169
Other	25				25	19	20	18	18	18
Total	283				283	282	281	276	274	278

Worldwide Marketing
Gasoline	1,196				1,196	1,111	1,225	1,224	1,309	1,218
Distillates	970				970	848	975	984	1,018	957
Other	43				43	19	20	18	18	18
Total	2,209				2,209	1,978	2,220	2,226	2,345	2,193

Foreign Currency Gains (Losses) Pre-Tax	(7)				(7)	(4)	(2)	4	(2)	(4)

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	404				404	426	644	633	432	2,135
Plus:
Depreciation and amortization	36				36	27	30	29	35	121
EBITDA	440				440	453	674	662	467	2,256

Special Item Adjustments (pre-tax):
Legal settlement	(59)				(59)	—	—	—	—	—
EBITDA, Adjusted for Special Items	381				381	453	674	662	467	2,256

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5				5	5	6	7	6	24
Proportional share of selected equity affiliates net interest	11				11	9	14	11	10	44
Proportional share of selected equity affiliates depreciation and amortization	19				19	20	18	21	20	79
Adjusted EBITDA	416				416	487	712	701	503	2,403

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(330)				(330)	(283)	(330)	(346)	(347)	(1,306)

Detail of Loss before Income Taxes
Net interest expense	(185)				(185)	(124)	(182)	(163)	(159)	(628)
Corporate overhead and other	(145)				(145)	(159)	(148)	(183)	(188)	(678)
Total	(330)				(330)	(283)	(330)	(346)	(347)	(1,306)

Net Interest Expense
Interest expense	(238)				(238)	(198)	(273)	(229)	(228)	(928)
Capitalized interest	10				10	6	7	8	10	31
Interest income	43				43	68	84	58	59	269
Total	(185)				(185)	(124)	(182)	(163)	(159)	(628)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(330)				(330)	(283)	(330)	(346)	(347)	(1,306)
Plus:
Net interest expense	185				185	124	182	163	159	628
Depreciation and amortization	25				25	23	26	20	25	94
EBITDA	(120)				(120)	(136)	(122)	(163)	(163)	(584)

Special Item Adjustments (pre-tax):
Business transformation restructuring costs	—				—	35	41	51	50	177
EBITDA, Adjusted for Special Items	(120)				(120)	(101)	(81)	(112)	(113)	(407)

Other Adjustments (pre-tax):
None	—				—	—	—	—	—	—
Adjusted EBITDA	(120)				(120)	(101)	(81)	(112)	(113)	(407)

Foreign Currency Gains (Losses) Pre-Tax	—				—	1	1	—	—	2

Phillips 66 Total Company Debt
Total Debt	20,154				20,154	18,485	19,866	19,444	19,359	19,359
Debt-to-Capital Ratio (%)	40%				40%	35%	39%	38%	38%	38%

Total Equity	30,794				30,794	34,916	31,060	31,989	31,650	31,650

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	761				761	2,077	1,734	2,143	1,285	7,239
Plus:
Income tax expense	203				203	574	510	670	476	2,230
Net interest expense	185				185	124	182	163	159	628
Depreciation and amortization	504				504	476	495	488	518	1,977
Phillips 66 EBITDA	1,653				1,653	3,251	2,921	3,464	2,438	12,074

Special Item Adjustments (pre-tax):
Certain tax impacts	—				—	—	—	—	(19)	(19)
Net (gain) loss on asset disposition	—				—	(36)	14	(101)	—	(123)
Change in inventory method for acquired business	—				—	—	—	(46)	—	(46)
DCP integration restructuring costs	—				—	12	19	4	—	35
Business transformation restructuring costs	—				—	35	41	51	50	177
Impairments	163				163	—	—	—	—	—
Legal accrual	—				—	—	—	30	—	30
Legal settlement	(66)				(66)	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	97				97	11	74	(62)	31	54
Change in Fair Value of NOVONIX Investment*	(5)				(5)	12	15	9	3	39
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	1,745				1,745	3,274	3,010	3,411	2,472	12,167

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	21				21	29	38	35	20	122
Proportional share of selected equity affiliates net interest	24				24	24	23	20	24	91
Proportional share of selected equity affiliates depreciation and amortization	188				188	186	182	187	229	784
Adjusted EBITDA attributable to noncontrolling interests	(35)				(35)	(226)	(168)	(47)	(51)	(492)
Phillips 66 Adjusted EBITDA	1,943				1,943	3,287	3,085	3,606	2,694	12,672

* See NOVONIX Investment table on page 5 for more details.
Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Basis of Presentation—We completed the acquisition of all publicly held common units of DCP Midstream, LP (DCP LP) on June 15, 2023, resulting in an increase in our aggregate direct and indirect economic interest in DCP LP from 43.3% to 86.8%, and an increase in our aggregate direct and indirect economic interests in DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC from 62.2% to 91.2%.
San Francisco Refinery (SFR) Update— As part of our plans to convert the San Francisco Refinery into a renewable fuels facility, in the first quarter of 2023, we ceased operations at the Santa Maria facility in Arroyo Grande, California, which reduced net crude throughput capacity from 120 MBD to 75 MBD. In October 2023, we further reduced net crude throughput capacity from 75 MBD to 52 MBD as we shut down one of the two crude units at the Rodeo facility. Effective January 1, 2024, net crude throughput capacity was 52 MBD. The remaining net crude throughput capacity came offline upon the shutdown of the Rodeo facility’s second crude unit in February 2024. Accordingly, effective January 1, 2024, we have excluded the Rodeo facility from the net throughput capacity and clean product yield statistics.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income before income taxes	80				80	142	149	444	175	910
Plus:
Taxes other than income taxes	23				23	22	17	12	18	69
Depreciation, amortization and impairments	52				52	50	53	53	53	209
Selling, general and administrative expenses	7				7	10	8	9	11	38
Operating expenses	250				250	365	235	252	245	1,097
Equity in losses of affiliates	1				1	2	2	2	2	8
Other segment (income) expense, net	2				2	20	4	(7)	2	19
Proportional share of refining gross margins contributed by equity affiliates	33				33	26	22	22	19	89
Special items:
Certain tax impacts	—				—	—	—	—	(15)	(15)
Realized refining margins	448				448	637	490	787	510	2,424

Total processed inputs (MB)	46,911				46,911	39,472	44,781	46,731	51,229	182,213
Adjusted total processed inputs (MB)	46,911				46,911	39,472	44,781	46,731	51,229	182,213

Income before income taxes ($/BBL)**	1.70				1.70	3.60	3.33	9.50	3.42	4.99
Realized refining margins ($/BBL)***	9.55				9.55	16.13	10.94	16.85	9.95	13.30

GULF COAST
Income before income taxes	118				118	705	243	342	350	1,640
Plus:
Taxes other than income taxes	38				38	33	25	28	20	106
Depreciation, amortization and impairments	62				62	60	63	61	62	246
Selling, general and administrative expenses	6				6	4	4	5	6	19
Operating expenses	301				301	286	249	286	283	1,104
Equity in earnings of affiliates	(1)				(1)	(1)	—	(1)	—	(2)
Other segment expense, net	1				1	5	12	—	—	17
Proportional share of refining gross margins contributed by equity affiliates	—				—	—	—	—	—	—
Special items:
Legal settlement	(7)				(7)	—	—	—	—	—
Realized refining margins	518				518	1,092	596	721	721	3,130

Total processed inputs (MB)	47,492				47,492	51,349	50,266	53,120	51,621	206,356
Adjusted total processed inputs (MB)	47,492				47,492	51,349	50,266	53,120	51,621	206,356

Income before income taxes ($/BBL)**	2.49				2.49	13.73	4.83	6.44	6.78	7.95
Realized refining margins ($/BBL)***	10.91				10.91	21.28	11.84	13.58	13.96	15.17

CENTRAL CORRIDOR
Income (loss) before income taxes	210				210	739	630	361	480	2,210
Plus:
Taxes other than income taxes	28				28	25	26	23	20	94
Depreciation, amortization and impairments	44				44	38	38	42	45	163
Selling, general and administrative expenses	24				24	21	17	17	21	76
Operating expenses	143				143	166	157	223	192	738
Equity in (earnings) losses of affiliates	(108)				(108)	(200)	(119)	(209)	83	(445)
Other segment (income) expense, net	(2)				(2)	(1)	(3)	(4)	1	(7)
Proportional share of refining gross margins contributed by equity affiliates	298				298	402	313	394	148	1,257
Special items:
None	—				—	—	—	—	—	—
Realized refining margins	637				637	1,190	1,059	847	990	4,086

Total processed inputs (MB)	25,658				25,658	26,004	27,370	24,242	25,158	102,774
Adjusted total processed inputs (MB)*	47,912				47,912	44,315	46,841	46,871	42,224	180,251

Income before income taxes ($/BBL)**	8.20				8.20	28.42	23.02	14.89	19.08	21.50
Realized refining margins ($/BBL)***	13.27				13.27	26.86	22.62	18.05	23.45	22.67

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	(277)				(277)	22	112	563	(191)	506
Plus:
Taxes other than income taxes	(3)				(3)	33	31	30	29	123
Depreciation, amortization and impairments	163				163	54	55	55	67	231
Selling, general and administrative expenses	10				10	10	8	8	10	36
Operating expenses	327				327	350	300	381	366	1,397
Other segment expense, net	—				—	1	2	1	2	6
Special items:
None	—				—	—	—	—	—	—
Realized refining margins	220				220	470	508	1,038	283	2,299

Total processed inputs (MB)	24,669				24,669	28,416	31,246	32,207	28,712	120,581
Adjusted total processed inputs (MB)	24,669				24,669	28,416	31,246	32,207	28,712	120,581

Income (loss) before income taxes ($/BBL)**	(11.24)				(11.24)	0.77	3.58	17.48	(6.65)	4.20
Realized refining margins ($/BBL)***	8.89				8.89	16.53	16.27	32.23	9.89	19.07

WORLDWIDE
Income before income taxes	131				131	1,608	1,134	1,710	814	5,266
Plus:
Taxes other than income taxes	86				86	113	99	93	87	392
Depreciation, amortization and impairments	321				321	202	209	211	227	849
Selling, general and administrative expenses	47				47	45	37	39	48	169
Operating expenses	1,021				1,021	1,167	941	1,142	1,086	4,336
Equity in (earnings) losses of affiliates	(108)				(108)	(199)	(117)	(208)	85	(439)
Other segment (income) expense, net	1				1	25	15	(10)	5	35
Proportional share of refining gross margins contributed by equity affiliates	331				331	428	335	416	167	1,346
Special items:
Certain tax impacts	—				—	—	—	—	(15)	(15)
Legal settlement	(7)				(7)	—	—	—	—	—
Realized refining margins	1,823				1,823	3,389	2,653	3,393	2,504	11,939

Total processed inputs (MB)	144,730				144,730	145,241	153,663	156,300	156,720	611,924
Adjusted total processed inputs (MB)*	166,984				166,984	163,552	173,134	178,929	173,786	689,401

Income before income taxes ($/BBL)**	0.91				0.91	11.07	7.38	10.94	5.19	8.61
Realized refining margins ($/BBL)***	10.91				10.91	20.72	15.32	18.96	14.41	17.32

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	241				241	273	432	466	207	1,378
Plus:
Depreciation and amortization	10				10	3	3	5	12	23
Selling, general and administrative expenses	186				186	181	204	217	212	814
Equity in earnings of affiliates	(2)				(2)	(3)	(12)	(19)	(20)	(54)
Other operating revenues*	(108)				(108)	(108)	(122)	(134)	(113)	(477)
Other expense, net	12				12	5	4	8	11	28
Special items:
Legal settlement	(59)				(59)	—	—	—	—	—
Realized marketing fuel margins	280				280	351	509	543	309	1,712

Total fuel sales volumes (MB)	175,269				175,269	152,662	176,349	179,432	190,518	698,961

Income before income taxes ($/BBL)	1.38				1.38	1.79	2.45	2.60	1.09	1.97
Realized marketing fuel margins ($/BBL)**	1.60				1.60	2.30	2.88	3.03	1.62	2.45

INTERNATIONAL
Income before income taxes	131				131	125	145	105	119	494
Plus:
Depreciation and amortization	18				18	18	21	18	18	75
Selling, general and administrative expenses	64				64	62	63	65	63	253
Equity in earnings of affiliates	(25)				(25)	(22)	(30)	(32)	(29)	(113)
Other operating revenues*	(9)				(9)	(13)	(2)	(8)	(40)	(63)
Other (income) expense, net	12				12	6	5	(2)	6	15
Marketing margins	191				191	176	202	146	137	661
Less: margin for nonfuel related sales	13				13	12	16	13	11	52
Realized marketing fuel margins	178				178	164	186	133	126	609

Total fuel sales volumes (MB)	25,781				25,781	25,380	25,569	25,352	25,165	101,466

Income before income taxes ($/BBL)	5.08				5.08	4.93	5.67	4.14	4.73	4.87
Realized marketing fuel margins ($/BBL)**	6.92				6.92	6.45	7.28	5.27	5.00	6.00

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income before income taxes	964				964	2,651	2,244	2,813	1,761	9,469
Special items	97				97	11	130	(62)	31	110
Adjusted income before income taxes	1,061				1,061	2,662	2,374	2,751	1,792	9,579

Income tax expense	203				203	574	510	670	476	2,230
Special items	23				23	2	22	(10)	(71)	(57)
Adjusted income tax expense	226				226	576	532	660	405	2,173

Effective tax rate (%)	21.1%				21.1%	21.7%	22.7%	23.8%	27.0%	23.6%
Adjusted effective tax rate (%)	21.3%				21.3%	21.6%	22.4%	24.0%	22.6%	22.7%